UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Approval of Amended and Restated Molson Coors Brewing Company Incentive Compensation Plan

On June 3, 2015, Molson Coors Brewing Company (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Amended and Restated Molson Coors Brewing Company Incentive Compensation Plan (the “Plan”).  The Plan was amended to, among other things, provide flexibility to grant awards under the Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and to extend the term of the Plan for ten years. The Plan was also amended to incorporate certain sound corporate governance practices, including an enhanced clawback provision, eliminating share recycling and placing a cap on the number of shares that can be issued to non-executive directors. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2015 (the “Proxy Statement”).  The summaries of the Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Appointment of Mary Lynn Ferguson-McHugh to the Board

On June 4, 2015, the Board of Directors of the Company (the “Board”) appointed Mary Lynn Ferguson-McHugh to serve as a member of the Board. The Committees of the Board to which Ms. Ferguson-McHugh will be appointed have not been determined as of the date of this filing. As compensation for her service on the Board, Ms. Ferguson-McHugh will receive the Company’s standard compensation for non-employee directors as described in the Company’s Proxy Statement.  There are no understandings or arrangements between Ms. Ferguson-McHugh and any other person pursuant to which she was selected as a director.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 3, 2015, in Montréal, Québec, at which the following matters were submitted to a vote of, and approved by, the Company's stockholders as follows:

(a) Votes regarding the election of the persons named below as directors for a term expiring in 2016 were as follows:

CLASS A DIRECTORS:	For	Withheld	Broker Non- Votes
Peter H. Coors	5,069,290	11,090	19,054
Peter J. Coors	5,068,932	11,448	19,054
Brian D. Goldner	5,079,353	1,027	19,054
Franklin W. Hobbs	5,079,453	927	19,054
Mark R. Hunter	5,079,503	877	19,054
Andrew T. Molson	5,069,240	11,140	19,054
Geoffrey E. Molson	5,069,240	11,140	19,054
Iain J.G. Napier	5,079,495	885	19,054
Douglas D. Tough	5,079,203	1,117	19,054
Louis Vachon	5,080,103	277	19,054

CLASS B DIRECTORS:	For	Withheld	Broker Non- Votes
Roger G. Eaton	145,313,145	2,820,204	0
Charles M. Herington	145,227,195	2,906,154	0
H. Sanford Riley	130,975,860	17,157,489	0

(b) Votes of our Class A and B Common Stock together as a single class regarding approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Class A and B Common Stock, voting together as a single class:

For	Against	Abstain	Broker Non-Votes
150,728,049	2,210,441	275,323	19,054

(c) Votes of our Class A Common Stock regarding the approval of the Amendment and Restatement of the Molson Coors Brewing Company Incentive Compensation Plan were as follows:

For	Against	Abstain	Broker Non-Votes
5,072,192	8,071	117	19,054

(d) Votes of our Class A Common Stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 were as follows:

For	Against	Abstain
5,098,073	600	761

Item 9.01     Financial Statement and Exhibits.
(d)    Exhibits.
Exhibit
No.         Description
10.1 Amended and Restated Molson Coors Brewing Company Incentive Compensation Plan

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	June 5, 2015	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
No.        Description
10.1 Amended and Restated Molson Coors Brewing Company Incentive Compensation Plan

5